Report of Independent
 Registered Public
Accounting Firm

To the Shareholders
and Board of Trustees
 of
Federated Equity
Funds
In planning and performing
our audit of the financial
statements of Federated
Kaufmann Fund, Federated
Kaufmann Small Cap Fund,
Federated Strategic Value
Fund, and Federated Kaufmann
Large Cap Fund
(four of the portfolios
constituting Federated
Equity Funds) (the "Funds")
as of and for the year ended
October 31, 2008, in
accordance with the standards
of the Public Company Accounting
Oversight Board
(United States), we considered
the Funds' internal control over
financial reporting, including
controls
over safeguarding securities, as
a basis for designing our auditing
procedures for the purpose of
expressing our opinion on the
financial statements and to
comply with the requirements
of Form N-SAR,
but not for the purpose of
expressing an opinion on the
effectiveness of the Funds'
internal control over
financial reporting.
Accordingly, we express no
such opinion.
The management of the Funds
is responsible for
establishing and maintaining
effective internal control
over financial reporting.
 In fulfilling this
 responsibility, estimates
and judgments by management
are
required to assess the
expected benefits and
related costs of controls.
A company's internal control
over
financial reporting is
a process designed to
provide reasonable assurance
regarding the reliability of
financial reporting and the
preparation of financial
statements for external
purposes in accordance with
generally accepted accounting
principles. A company's
internal control over financial
 reporting includes
those policies and procedures
that (1) pertain to the
maintenance of records that,
in reasonable detail,
accurately and fairly reflect
the transactions and dispositions
 of the assets of the company;
(2) provide
reasonable assurance that
transactions are recorded
as necessary to permit
preparation of financial
statements in accordance
with generally accepted
accounting principles, and
that receipts and
expenditures of the company
are being made only in
accordance with authorizations
of management and
directors of the company;
and (3) provide reasonable
assurance regarding prevention
or timely detection
of unauthorized acquisition,
use or disposition of a company's
 assets that could have a material
effect on
the financial statements.
Because of its inherent
limitations, internal control
over financial reporting may
not prevent or detect
misstatements. Also,
projections of any
evaluation of effectiveness
to future periods are subject
to the risk
that controls may become
inadequate because of changes
in conditions, or that the
degree of compliance
with the policies or procedures
may deteriorate.
A deficiency in internal
control over financial
reporting exists when the
design or operation of a
control
does not allow management
or employees, in the normal
course of performing their
assigned functions, to
prevent or detect misstatements
 on a timely basis. A material
weakness is a deficiency, or
a
combination
of deficiencies, in internal
control over financial
reporting, such that there
is a reasonable possibility
that a
material misstatement of the
company's annual or interim
financial statements will not
be prevented or
detected on a timely basis.
Our consideration of the Funds'
internal control over financial
reporting was for the limited
purpose
described in the first paragraph
and would not necessarily disclose
all deficiencies in internal
control that
might be material weaknesses under
standards established by the Public
Company Accounting Oversight
Board (United States). However,
 we noted no deficiencies in the
Funds' internal control over
financial
reporting and its operation,
including controls over safeguarding
securities that we consider to be
 a
material weakness as defined
above as of October 31, 2008.
This report is intended solely
for the information and use of
management and the Board of Trustees
 of
Federated Equity Funds and the
Securities and Exchange Commission
and is not intended to be and
should not be used by anyone other
than these specified parties.


								/S/ Ernst & Young LLP


Boston, Massachusetts
December 17, 2008